                                                                    Exhibit 99.1


                              COMPANY CONTACT:        Vion Pharmaceuticals, Inc.
                                                      Howard B. Johnson, CFO
                                                      (203) 498-4210 phone

        VION REPORTS 2002 SECOND QUARTER AND SIX MONTH FINANCIAL RESULTS

NEW HAVEN, CT, August 5, 2002 - VION PHARMACEUTICALS, INC. (NASDAQ NM: VION) today announced results for the second quarter and the six-month period ended June 30, 2002.

The Company reported a net loss of $3.3 million, or $0.11 per share, for the second quarter of 2002, compared with a net loss of $3.2 million, or $0.12 per share, for the same period in 2001. Weighted-average common shares outstanding during the periods were 28.9 million and 26.2 million, respectively. Total operating expenses were $3.7 million for each of the quarters ended June 30, 2002 and 2001.

For the six-month period ended June 30, 2002, the net loss was $7.3 million, or $0.25 per share, compared with $7.0 million, or $0.27 per share, for the same period in 2001. Weighted-average common shares outstanding during the periods were 28.9 million and 26.2 million, respectively. Total operating expenses were $8.0 million for each of the six-month periods ended June 30, 2002 and 2001.

Howard B. Johnson, chief financial officer of the Company said, "We continue to execute on the business strategy set forth at the Annual Meeting of Stockholders in June 2002. Vion's cash, cash equivalents and short-term investments at June 30, 2002 were $15.3 million. The Company should soon begin to realize cash savings from the cost reduction measures implemented in June 2002. These measures are expected to provide the resources necessary to fund the Company's business plan to November 2003, based on current estimates."

Vion Pharmaceuticals, Inc. is a biotechnology company developing novel agents for the treatment of cancer. Vion's portfolio of agents includes: Triapine'r', a potent inhibitor of a key step in DNA synthesis and repair; VNP40101M, a unique DNA alkylating agent; and TAPET'r', a modified Salmonella vector used to deliver anticancer agents directly to tumors. For additional information on Vion and its research and product development programs, visit the company's Internet web site at www.vionpharm.com.

This news release contains forward-looking statements. Such statements are subject to certain factors which may cause Vion's plans to differ or results to vary from those expected, including the inability to access capital and funding on a timely basis and on favorable terms, the possibility that favorable results of earlier clinical trials are not predictive of safety and efficacy results in later clinical trials, the need for additional research and testing, and a variety of other risks set forth from time to time in Vion's filings with the Securities and Exchange Commission, including but not limited to the risks discussed in Vion's Annual Report on Form 10-K for the year ended December 31, 2001. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                         --Financial Statements Follow--

                           VION PHARMACEUTICALS, Inc.
                          (A Development Stage Company)

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                          Three Months Ended                       Six Months Ended
                                                               June 30,                                June 30,
(In thousands, except per share data)                  2002                2001                 2002                 2001
--------------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)                             (Unaudited)
Revenues:
     Contract research grants                      $     35             $    147             $     56             $    273
     Technology license fees                              2                   34                   28                   52
                                                   ------------------------------------------------------------------------
         Total revenues                                  37                  181                   84                  325

Operating expenses:
     Research and development                         1,564                1,997                3,575                4,426
     Clinical trials                                  1,328                  639                2,748                1,815
                                                   ------------------------------------------------------------------------
         Total research and development               2,892                2,636                6,323                6,241
     General and administrative                         782                1,042                1,694                1,772
                                                   ------------------------------------------------------------------------
        Total operating expenses                      3,674                3,678                8,017                8,013
                                                   ------------------------------------------------------------------------
Interest income                                        (101)                (264)                (368)                (729)
Interest expense                                       --                   --                   --                   --
                                                   ------------------------------------------------------------------------
        Loss before income tax benefit               (3,536)              (3,233)              (7,565)              (6,959)

Income tax benefit                                     (227)                --                   (227)                --
                                                   ------------------------------------------------------------------------
        Net loss                                   ($ 3,309)            ($ 3,233)            ($ 7,338)            ($ 6,959)
                                                   ========================================================================
Basic and diluted loss applicable
    to common shareholders per share               ($  0.11)            ($  0.12)            ($  0.25)            ($  0.27)
                                                   ========================================================================

Weighted-average number of shares
    of common stock outstanding                      28,887               26,190               28,883               26,182
                                                   ========================================================================


                          CONDENSED BALANCE SHEET DATA

                                                          June 30,            Dec. 31,
                                                            2002                2001
=====================================================================================
                                                                    (Unaudited)
                                                                  (In thousands)

Cash, cash equivalents and short-term investments            $15,313         $22,644
Total assets                                                  16,337          23,601
Total liabilities                                              2,529           2,503
Shareholders' equity                                          13,808          21,098
=====================================================================================

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